Tax provision	12 Months Ended
Dec. 31, 2025
Disclosure of Income Tax [Abstract]
Tax provision	Tax recovery (provision)
Accounting policies
Tax recovery (provision) for the year is comprised of current and deferred tax. Tax recovery (provision) is recognized in earnings, except to the extent that it relates to items recognized in other comprehensive earnings in which case it is recognized in other comprehensive earnings.
Deferred taxes are provided for using the liability method. Under this method, deferred taxes are recognized for temporary differences between the tax and financial statement basis of assets, liabilities and certain carry-forward items.
Deferred tax assets are recognized only to the extent that it is probable that they will be realized. Deferred income tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of substantive enactment.
International Tax Reform - Pillar Two Model Rules
The Organisation for Economic Co-operation and Development (OECD)/G20 Inclusive Framework on Base Erosion and Profit Shifting published the Pillar Two model rules designed to address the tax challenges arising from the digitalisation of the global economy. Pillar Two legislation has been enacted or substantively enacted in certain jurisdictions in which we operate, although some countries may have varying responses or adjustments to the initial model rules. We do not have a material exposure to Pillar Two top-up taxes.
Supporting information
The major components of income tax included in comprehensive earnings are as follows:

	2025	2024
Earnings:
Current tax recovery (provision)	$15	$(118)
Deferred tax recovery	218	74
Tax recovery (provision) on earnings	$233	$(43)

Other comprehensive earnings:
Deferred tax provision on retirement benefit actuarial gain	$(5)	$(3)
Tax recovery (provision) on comprehensive earnings	$228	$(46)
The tax provision differs from the amount that would have resulted from applying the British Columbia statutory income tax rate to earnings before tax as follows:

	2025	2024
Income tax recovery (expense) at statutory rate of 27%	$316	$(10)
Rate differentials between jurisdictions and on specified activities	(12)	(7)
Non-taxable amounts including goodwill impairment	(75)	(20)
Impact of functional currency differences	3	(6)
Income tax credits	—	5
Valuation allowance on deferred tax attributes	7	(2)
Income tax settlement	(6)	—
Other	—	(3)
Tax recovery (provision)	233	(43)
Deferred income tax liabilities (assets) are made up of the following components:

	2025	2024
Property, plant, equipment and intangibles	$599	$681
Reforestation and decommissioning obligations	(34)	(27)
Employee benefits	(29)	(25)
Export duties	79	93
Tax loss carry-forwards[1]	(176)	(70)
Inventory	(19)	(16)
Other	(29)	(34)
	391	602

Represented by:
Deferred income tax assets	$(6)	$(7)
Deferred income tax liabilities	397	609
	$391	$602
1.We have $724 million of net operating loss carry-forwards in various jurisdictions (December 31, 2024 - $304 million), $349 million of U.S. state net operating loss carry-forwards (December 31, 2024 - $227 million), and $111 million of capital loss carry-forwards (December 31, 2024 - $95 million). A portion of these losses expire over various periods starting in 2026. The net operating losses that have not been recognized as of December 31, 2025 are $22 million in various jurisdictions (December 31, 2024 - $30 million) and $211 million for U.S. states (December 31, 2024 - $205 million). Capital losses that have not been recognized as of December 31, 2025 are $111 million (December 31, 2024 - $95 million).